UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2021

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 20, 2020, on March 17, 2020, Beyond Air Ireland Limited (“BAL”), a wholly owned subsidiary of Beyond Air, Inc. (the “Company”) entered into a facility agreement (the “Facility Agreement”) with certain lenders (individually, a “Lender”, and collectively, the “Lenders”) pursuant to which the Lenders were to loan to BAL up to $25,000,000 in five tranches of $5,000,000 per tranche at the option of BAL (“Tranches”), provided however that BAL may only utilize Tranches Three through Five following FDA approval of the Company’s LungFit® PH product. The loans were to bear interest at 10% per year and may be prepaid with certain prepayment penalties. Each Tranche was to be repaid in installments commencing June 15, 2023 with all amounts outstanding under any Tranche due on March 17, 2025. BAL borrowed the first Tranche on March 17, 2020.

During October 2021, the Company amended the Facility Agreement to offer the Lenders the ability to accept redemption of all amounts outstanding from the first Tranche of $5,000,000 and to terminate the Facility Agreement without penalty. The Facility Agreement was terminated on November 10, 2021.

Item 2.02. Results of Operations and Financial Conditions.

On November 11, 2021, the Company issued a press release announcing its financial results for its fiscal first quarter ended September 30, 2021. A copy of the press release is furnished hereto as Exhibit 99.1 hereto.

This information, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Beyond Air, Inc., dated November 11, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date: November 15, 2021	By:	/s/ Steven A. Lisi
	Name:	Steven A. Lisi
	Title	Chief Executive Officer